UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 19, 2005


                          FREESCALE SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     001-32241              20-0443182
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)          Number)          Identification Number)

               6501 William Cannon Drive West, Austin, Texas 78735 (Address of principal executive offices, including zip code)

                                 (512) 895-2000
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2--Financial Information.

Item 2.02. Results of Operations and Financial Condition.

     On July 19, 2005, Freescale Semiconductor, Inc. (the "Company") issued a press release announcing our financial results for our fiscal second quarter ended July 1, 2005. A copy of our press release is attached as Exhibit 99.1 to this report.

Section 9--Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

99.1 Press release of Freescale Semiconductor, Inc., dated July 19, 2005.


     The information in Item 2.02 above and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FREESCALE SEMICONDUCTOR, INC.


                                   By:    /s/ John D. Torres
                                          --------------------------------------
                                   Name:  John D. Torres
                                   Title: Senior Vice President, General Counsel
                                          and Secretary


Date: July 19, 2005

                                  Exhibit Index


 Exhibit Number                                    Description
----------------           -----------------------------------------------------
     99.1                  Press release of Freescale Semiconductor, Inc., dated
                           July 19, 2005.